Exhibit 10.1

First Amendment to Loan Agreement

Borrowers:	RW HOLDINGS NNN REIT, INC., a Maryland corporation (“NNN Holdings”)
RICH UNCLES NNN LP, LLC, a Delaware limited liability company (“NNN LLC”)
RW HOLDINGS NNN REIT OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“NNN OP”)
BRIXINVEST, LLC, a Delaware limited liability company (“BrixInvest”)
KATANA MERGER SUB, LP, a Delaware limited partnership (“Katana”)
MODIV, LLC, a Delaware limited liability company (“Modiv”)
Address:	3090 Bristol Street, Suite 550
Costa Mesa, CA 92626
Date:	March 13, 2020

THIS FIRST AMENDMENT TO LOAN AGREEMENT (“Amendment”) is entered into between PACIFIC MERCANTILE BANK (“Lender”), whose address is 949 South Coast Drive, 3rd Floor, Costa Mesa, CA 92626, and the borrowers named above (jointly and severally, “Borrower”), whose chief executive office is located at the above address.

The Parties agree to amend the Loan and Security Agreement between them, dated December 19, 2019 (as amended, the “Loan Agreement”), as follows, effective as of the date hereof.  (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

1.          Extensions for Certain Purchase Contract Loans.  Reference is made to the $6,940,000 outstanding principal amount of Purchase Contract Loans (the “October 2019 Purchase Contract Loan”).  Notwithstanding the terms of Section 1(a)(3) of the Schedule to the Loan Agreement, the October 2019 Purchase Contract Loan shall be due and payable by Borrower on July 31, 2020 (subject to any terms of the Loan Agreement that may provide for acceleration thereof upon the occurrence of an Event of Default or otherwise).

Pacific Mercantile Bank	Amendment to Loan Agreement

2.          Extensions for Certain Other Loans.  Reference is made to the $3,060,000 outstanding principal amount of Other Loans (the “February 2020 Other Loan”).  Notwithstanding the terms of Section 1(a)(4) of the Schedule to the Loan Agreement, the February 2020 Other Loan shall be due and payable by Borrower on August 31, 2020 (subject to any terms of the Loan Agreement that may provide for acceleration thereof upon the occurrence of an Event of Default or otherwise).

3.          Temporary Moratorium on New Purchase Contract Loans and Other Loans.  Notwithstanding the terms of Section 1 of the Schedule to the Loan Agreement, no additional Purchase Contract Loans or Other Loans shall be available to Borrower until October 1, 2020.

4.          Triggered Guaranties Are Effective. The entering into of this Amendment by Borrower and Lender is hereby deemed a “Trigger Event” as defined in Section 8(d) of the Schedule to the Loan Agreement (the “First Amendment Trigger Event”), and the guaranty, payment and indemnification obligations set forth in the Triggered Guaranties are hereby deemed effective; provided that if the October 2019 Purchase Contract Loan and the February 2020 Other Loan are paid in full in accordance with the terms of this Amendment, then the First Amendment Trigger Event shall be deemed cured.

5.          Fee; Expenses. In consideration for Lender entering into this Amendment, Borrower shall concurrently pay Lender a fee in the amount of $20,000, which shall be non-refundable and in addition to all interest and other fees payable to Lender under the Loan Documents.  Without limiting the terms of the Loan Agreement, Borrower agrees to pay all of Lender’s expenses in connection with this Amendment.  Lender is authorized to charge said fee and expenses to Borrower’s loan account or any of Borrower’s deposit accounts with Lender.

6.          Representations True. Borrower represents and warrants to Lender that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

7.          General Release. In consideration for Lender entering into this Amendment, Borrower and each of the Guarantors (together with Borrower, individually and collectively, the “Obligor”) hereby irrevocably releases and forever discharges Lender, and its successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them (collectively, the “Releasees”), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Obligor now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment (collectively, the “Released Claims”). Obligor hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of exe-cuting the release, and, without limiting the foregoing, Obligor irrevocably waives any benefits it may have under California Civil Code Section 1542 which provides:  “A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.”  Obligor represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Lender against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys' fees of counsel of Lender’s choice and costs, which Lender may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.  (This Section may be referred to as the “Release Section”.)

Pacific Mercantile Bank	Amendment to Loan Agreement

8.          No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Bank.

9.          General Provisions.  This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Lender and Borrower, and the other written documents and agreements between Lender and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and under-standings between the parties with respect to the subject hereof.  Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Lender and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. The terms and provisions of Sections 9.20 (titled “Governing Law; Jurisdiction; Venue”) and 9.21 (titled “Dispute Resolution”) of the Loan Agreement shall apply to this Amendment, and the same are incorporated herein by this reference.  This Amendment may be executed and delivered by exchanging original signed counterparts, or signed counterparts by facsimile, pdf or other electronic means, or a combination of the foregoing, and this Amendment shall be fully effective if so executed and delivered.

10.          Mutual Waiver of Jury Trial.  LENDER AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED.  EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM.  THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY LENDER OR BORROWER, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM.  IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER TERM OR PROVISION OF THIS AGREEMENT, AND ALL OTHER TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT.

 [Signatures on Next Page]

Pacific Mercantile Bank	Amendment to Loan Agreement

Borrower:

RW HOLDINGS NNN REIT, INC.			RW HOLDINGS NNN REIT OPERATING PARTNERSHIP, LP

By:	/s/ RAYMOND J. PACINI
Name:	Raymond J. Pacini		By:	RW HOLDINGS NNN REIT, INC., general partner

				By:	/s/ RAYMOND J. PACINI
				Name:	Raymond J. Pacini
				Title:	CFO

RICH UNCLES NNN LP, LLC			KATANA MERGER SUB, LP

By:	RW HOLDINGS NNN REIT, INC., managing member		By:	RW HOLDINGS NNN REIT, INC., general partner

	By:	/s/ RAYMOND J. PACINI		By:	/s/ RAYMOND J. PACINI
	Name:	Raymond J. Pacini		Name:	Raymond J. Pacini
	Title:	CFO		Title:	CFO

MODIV, LLC			BRIXINVEST, LLC

By:	RW HOLDINGS NNN REIT, INC., its Manager			By:	/s/ GREGORY W. PRESTON
				Name:	Gregory W. Preston, Esq.
				Title:	Manager
	By:	/s/ RAYMOND J. PACINI
	Name:	Raymond J. Pacini
	Title:	CFO

Lender:

PACIFIC MERCANTILE BANK

By:	/s/ PETER PACHECO
Name:	Peter Pacheco
Title:	Interim Regional Manager/VP

[Signature Page—Amendment to Loan Agreement]

Pacific Mercantile Bank	Amendment to Loan Agreement

CONSENT

Each of the undersigned hereby expressly agrees to the Release Section of the foregoing Amendment and acknowledges that the undersigned’s consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the fore-going parties.  Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranties of the undersigned, all of which are hereby ratified and affirmed.  Each of the undersigned acknowledges and agrees that the foregoing Amendment is deemed a “Trigger Event” (the “First Amendment Trigger Event”) as defined in the Loan Agreement and in the Continuing Guaranties of the undersigned, and that the obligations referenced in Section 1A of such Continuing Guaranties are deemed effective; provided that if the October 2019 Purchase Contract Loan (as defined in foregoing Amendment) and the February 2020 Other Loan (as defined in foregoing Amendment) are paid in full in accordance with the terms of the foregoing Amendment, then the First Amendment Trigger Event shall be deemed cured.

WIRTA FAMILY TRUST DATED JULY 5, 1985, AS AMENDED AUGUST 15, 2006 AND APRIL 22, 2016
/s/ RAYMOND E. WIRTA
RAYMOND E. WIRTA	By:	/s/ RAYMOND E. WIRTA
Raymond E. Wirta, Trustee of WIRTA FAMILY TRUST DATED JULY 5, 1985, AS AMENDED AUGUST 15, 2006 AND APRIL 22, 2016

	By:	/s/ SANDRA WIRTA
Sandra Wirta, Trustee of WIRTA FAMILY TRUST DATED JULY 5, 1985, AS AMENDED AUGUST 15, 2006 AND APRIL 22, 2016